Exhibit 10.6

VW CREDIT LEASING, LTD.

TRANSACTION SUBI SUPPLEMENT 20[     ]-[     ]

TO ORIGINATION TRUST AGREEMENT

Between

VW CREDIT, INC.,

As Settlor And Initial Beneficiary

And

U.S. BANK NATIONAL ASSOCIATION,

As Administrative Trustee, UTI Trustee And SUBI Trustee

Dated as of [     ], [     ]

-i-

CONTENTS

Clause Subject Matter		Page

Section 13.15	Information to Be Provided by the SUBI Trustee, the UTI Trustee and the Administrative Trustee	12

EXHIBIT A Form of Transaction SUBI Certificate

-ii-

TRANSACTION SUBI SUPPLEMENT 20[     ]-[     ]

TO ORIGINATION TRUST AGREEMENT

THIS TRANSACTION SUBI SUPPLEMENT 20[ ]-[ ] TO ORIGINATION TRUST AGREEMENT (as amended, modified or supplemented from time to time, the “Transaction SUBI Supplement”), dated and effective as of [ ], [ ], is between VW CREDIT, INC., a Delaware corporation (“VCI”; in its capacity as settlor, the “Settlor”; or in its capacity as initial beneficiary, the “Initial Beneficiary”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as successor to U.S. Bank Trust National Association, as administrative trustee (in such capacity, together with any successor or permitted assign, the “Administrative Trustee”), as UTI trustee (in such capacity, together with any successor or permitted assign, the “UTI Trustee”) [and as trustee with respect to the Transaction SUBI] (in such capacity, together with any successor or permitted assign, the “SUBI Trustee”; together with the UTI Trustee, the Administrative Trustee and Wilmington Trust Company, as Delaware Trustee (the “Delaware Trustee”), the “Origination Trustees”).

RECITALS

A. The Settlor, the UTI Trustee, the Administrative Trustee and the Delaware Trustee have entered into that certain Trust Agreement dated as of June 2, 1999 (as modified, supplemented or amended from time to time, the “Origination Trust Agreement”) pursuant to which the Settlor formed VW Credit Leasing, Ltd., a Delaware statutory trust (the “Origination Trust”) for the purpose of acting as agent and nominee owner of various Origination Trust Assets in accordance with the Origination Trust Agreement.

B. The Origination Trust and VCI, as servicer (in its capacity as servicer, the “Servicer”), also have entered into that certain Servicing Agreement dated as of June 22, 1999 and as amended and restated as of December 21, 2000 (as modified, supplemented or amended from time to time, the “Servicing Agreement”), which provides, among other things, for the servicing of the Origination Trust Assets by the Servicer.

C. The Origination Trust Agreement contemplates that from time to time the UTI Trustee, on behalf of the Origination Trust and at the direction of the Initial Beneficiary, will identify and allocate on the Origination Trust’s books and records certain Origination Trust Assets from the Undivided Trust Interest to separate SUBI Portfolios and will create and issue Certificates to the Initial Beneficiary representing separate special units of beneficial interest in the Origination Trust or “SUBIs”, the beneficiary or beneficiaries of which will hold an exclusive 100% undivided beneficial ownership interest in the related SUBI Portfolios, all as set forth in the Origination Trust Agreement.

D. The parties hereto desire to supplement the terms of the Origination Trust Agreement (i) to cause the UTI Trustee to identify and allocate Origination Trust Assets to a SUBI Portfolio (the “Transaction SUBI Portfolio”), which shall consist of Transaction Units consisting of Transaction Leases, Transaction Vehicles and the associated Related Rights, (ii) to create and issue to the Initial Beneficiary a SUBI Certificate (such SUBI Certificate, together with any replacements thereof, the “Transaction SUBI Certificate”) that will evidence and represent the entire and exclusive beneficial ownership interest in the related SUBI (the

Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

“Transaction SUBI”) and the interests in the SUBI Portfolio represented thereby, (iii) to provide for the Origination Trust’s continued holding of record title to the Transaction SUBI Portfolio (including the Transaction Vehicles) as agent and nominee for (and solely for the benefit of) the holder of the Transaction SUBI Certificate, and (iv) to set forth the terms and conditions thereof.

E. Concurrently herewith, (i) VCI and Volkswagen Auto Lease/Loan Underwritten Funding, LLC, a Delaware limited liability company (the “Transferor”), are entering into a SUBI Sale Agreement, pursuant to which the Transferor will purchase the Transaction SUBI and (ii) the Transferor and Volkswagen Auto Lease Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuer”), are entering into a SUBI Transfer Agreement, pursuant to which the Transferor will transfer the Transaction SUBI to the Issuer.

F. Concurrently herewith, the Issuer is entering into an asset-backed financing transaction pursuant to, among other agreements, an Indenture dated as of the date hereof (the “Indenture”) between the Issuer and [ ], as indenture trustee (the “Indenture Trustee”), pursuant to which, among other things, the Issuer will issue notes and will Grant a security interest to the Indenture Trustee in certain of its assets, including the Transaction SUBI.

G. Also concurrently herewith, the Origination Trust, the Servicer and the SUBI Trustee are entering into that certain Transaction SUBI Supplement 20[ ]-[ ] to Servicing Agreement (as amended, modified or supplemented from time to time, the “Transaction SUBI Servicing Supplement”) pursuant to which, among other things, the terms of the Servicing Agreement will be supplemented insofar as they apply to the Transaction SUBI Portfolio, providing for specific servicing obligations.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Origination Trust Agreement, the parties hereto agree to the following supplemental obligations with regard to the Transaction SUBI Portfolio:

PART X

DEFINITIONS; THIRD-PARTY BENEFICIARIES

Section 10.1 Definitions.

For all purposes of this Transaction SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them in Appendix A to the Indenture, (b) all capitalized terms used herein which are not defined herein or in the Indenture and which are defined in the Origination Trust Agreement shall have the meanings attributed to them by the Origination Trust Agreement, (c) all references to words such as “herein”, “hereof” and the like shall refer to this Transaction SUBI Supplement as a whole and not to any particular article or section within this Transaction SUBI Supplement, (d) the term “include” and all variations thereon shall mean “include without limitation”, and (e) the term “or” shall include “and/or”.

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Section 10.2 Third-Party Beneficiaries.

The holder and pledgees of the Transaction SUBI Certificate (including the Issuer and the Indenture Trustee), and their respective successors, permitted assigns and pledgees are third-party beneficiaries of the Origination Trust Agreement and this Transaction SUBI Supplement, insofar as they apply to the Transaction SUBI.

PART XI

CREATION OF THE TRANSACTION SUBI

Section 11.1 Initial Creation of Transaction SUBI Portfolio and Transaction SUBI.

(a) Pursuant to Section 4.2(a) of the Origination Trust Agreement, the Initial Beneficiary hereby directs the UTI Trustee to identify and allocate or cause to be identified and allocated on the books and records of the Origination Trust a separate portfolio of SUBI Assets to be accounted for and held in trust independently from all other Origination Trust Assets consisting of those Units (each, a “Transaction SUBI Asset”), which shall include Leased Vehicles which are identified on Schedule 1 to this Transaction SUBI Supplement, the Transaction Leases relating thereto and all Related Rights to the extent related thereto (other than cash which does not constitute Collections). Based upon their identification and allocation by the Initial Beneficiary pursuant to such Schedule 1, the UTI Trustee hereby identifies and allocates as Transaction SUBI Assets such portfolio of SUBI Assets to be held by the Origination Trust, as agent and nominee (and solely for the benefit) of the holder of the Transaction SUBI Certificate, each such SUBI Asset to be identified on the books and accounts of the Origination Trust as belonging exclusively to the Transaction SUBI Portfolio; provided that any Collections received prior to the Cut-Off Date for any such Transaction Unit identified on Schedule 1 shall not be allocated as Transaction SUBI Assets and shall not belong to the Transaction SUBI Portfolio.

(b) Also pursuant to Section 4.2(a) of the Origination Trust Agreement, the UTI Trustee hereby creates a SUBI which shall be known as the “VW Credit Leasing Ltd. Transaction Special Unit of Beneficial Interest 20[ ]-[ ] Certificate” or “Transaction SUBI” and which shall represent an exclusive and specific 100% beneficial ownership interest solely in the Transaction SUBI Portfolio and those proceeds or assets derived from or earned by such Transaction SUBI Portfolio.

(c) Pursuant to Section 4.2(d) of the Origination Trust Agreement (which requires each holder of a SUBI to appoint for such SUBI a trustee), VCI has appointed U.S. Bank National Association as the SUBI Trustee for the Transaction SUBI and the Transaction SUBI Portfolio.

Section 11.2 Subsequent Removals From the Transaction SUBI Portfolio.

(a) Upon compliance by VCI with the provisions of Section 2.3(c) of the SUBI Sale Agreement to repurchase the beneficial interest in any Transaction Unit, such Transaction Unit shall be identified on a schedule to the Servicer Certificate and reallocated from the Transaction SUBI to the Undivided Trust Interest on the Payment Date that such reallocation payment is

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made. On the Payment Date of any of the foregoing reallocations, the UTI Trustee and the SUBI Trustee will each make (or cause to be made) a notation in their respective records reflecting the reallocation of such Origination Trust Assets as of the time thereof.

(b) Upon compliance by the Servicer with the provisions of Section 7.12 of the Transaction SUBI Servicing Supplement to purchase the beneficial interest in any Transaction Unit subject to a Postmaturity Term Extension, such Transaction Unit will be identified on a schedule to the Servicer Certificate and reallocated from the Transaction SUBI to the Undivided Trust Interest (if the Servicer is VCI) or to an Other SUBI designated by the Servicer (if the Servicer is not VCI) on the Payment Date that such reallocation payment is made. On the Payment Date of any of the foregoing reallocations, the SUBI Trustee and the UTI Trustee or Other SUBI Trustee, as applicable, will each make (or cause to be made) a notation in their respective records reflecting the reallocation of such Origination Trust Assets as of the time thereof.

Section 11.3 Issuance and Form of Transaction SUBI Certificate.

(a) The Transaction SUBI shall be represented by a Transaction SUBI Certificate which shall represent an exclusive 100% beneficial ownership interest in the Transaction SUBI and the Transaction SUBI Portfolio, as further set forth herein. The Transaction SUBI Certificate shall be substantially in the form of Exhibit A attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Transaction SUBI Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistent herewith and with the Origination Trust Agreement, be directed by the Initial Beneficiary. Any portion of the Transaction SUBI Certificate may be set forth on the reverse thereof. The Transaction SUBI Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith and with the Origination Trust Agreement, be determined by the Initial Beneficiary.

(b) The Transaction SUBI Certificate shall contain an express written release and subordination of any claim by any holder thereof to any proceeds or assets of any Origination Trustee and to all of the Origination Trust Assets other than those from time to time included within the Transaction SUBI Portfolio.

Section 11.4 Filings; Termination of Transaction SUBI; Related Matters.

(a) The Settlor, the UTI Trustee and the SUBI Trustee will undertake all other and future actions and activities as may be required by the Servicer (pursuant to the Transaction SUBI Servicing Supplement) to perfect (or evidence) and confirm the foregoing identification and allocation of SUBI Assets to the Transaction SUBI Portfolio, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any of the Transaction Documents and as are presented to them in final execution form; provided, however, that in no event will the Settlor, the Servicer or any Origination Trustee be required to take any action to indicate any Person as lienholder or change the Person listed as owner on the Certificate of Title for any Leased Vehicle allocated to the Transaction SUBI Portfolio other than as

4	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

provided in Section 11.4(c) below. The Settlor hereby irrevocably makes and appoints each of the SUBI Trustee and the Servicer, and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the Settlor (which appointment is coupled with an interest and is irrevocable) with power to authorize on behalf of the Settlor any financing statements or continuation statements, and to sign on behalf of the Settlor any security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section.

(b) If all of the Transaction Units have been liquidated into cash and all of such cash shall have been distributed in accordance with the Transaction SUBI Servicing Supplement, then, at the direction of the holder of the Transaction SUBI Certificate, the Transaction SUBI shall be terminated and the Transaction SUBI Certificate shall be returned to the SUBI Trustee and canceled thereby.

(c) Upon a written direction to the SUBI Trustee to revoke and terminate the Transaction SUBI by the holder of the Transaction SUBI Certificate, the SUBI Trustee shall (i) revoke and terminate the Transaction SUBI and (ii) promptly, at the expense of the holder of the Transaction SUBI Certificate, distribute the Transaction SUBI Assets to the holder of the Transaction SUBI Certificate; provided, however, that the Transaction SUBI shall not be subject to such revocation and termination prior to the earlier of (A) the sale or other liquidation of the Trust Estate pursuant to Section Section 5.4 of the Indenture following an Indenture Default or (B) payment in full of principal and accrued interest on the Notes.

Section 11.5 Acceptance by SUBI Trustee.

The SUBI Trustee shall have only the rights, powers and duties as set forth herein and in the Origination Trust Agreement with respect to the Transaction SUBI. In accordance with Section 3.1(d) of the Origination Trust Agreement, the SUBI Trustee hereby accepts its appointment as SUBI Trustee with respect to the Transaction SUBI hereunder and agrees to act as a trustee of the Origination Trust for the benefit of the holder or holders of each Transaction SUBI Certificate in accordance with the terms of this Transaction SUBI Supplement and the Origination Trust Agreement. Except to execute and deliver the Transaction Documents to which it is a party and to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the SUBI Trustee hereunder and thereunder and except as otherwise authorized by the holder of the Transaction SUBI Certificate, the SUBI Trustee shall have no power, right, duty or authority to manage, control, possess, sell, lease, dispose of or in any other manner deal in or with the Transaction SUBI Certificate, the Transaction SUBI Portfolio or any Transaction SUBI Asset or any part thereof or interest therein at any time conveyed to or vested in or registered or otherwise standing in the name of the SUBI Trustee or the Origination Trust.

Section 11.6 Representations and Warranties of SUBI Trustee.

The SUBI Trustee hereby makes the following representations and warranties on which the Settlor and Initial Beneficiary, each of their permitted assignees and each holder of the Transaction SUBI Certificate may rely:

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(a) Organization and Good Standing. The SUBI Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States.

(b) Power and Authority. The SUBI Trustee has full power, authority and right to execute, deliver and perform this Transaction SUBI Supplement and has taken all necessary action to authorize the execution, delivery and performance by it of this Transaction SUBI Supplement.

(c) Due Execution. This Transaction SUBI Supplement has been duly executed and delivered by the SUBI Trustee, and this Transaction SUBI Supplement and the Origination Trust Agreement are legal, valid and binding instruments enforceable against the SUBI Trustee in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws relating to the enforcement of creditors’ rights generally and to general principles of equity.

(d) No Conflict. Neither the execution and delivery of this Transaction SUBI Supplement nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under, any provision of any law, governmental rule, regulation, judgment, decree or order binding on the SUBI Trustee or the charter or bylaws of the SUBI Trustee or any provision of any mortgage, indenture, contract, agreement or other instrument to which the SUBI Trustee is a party or by which it is bound. No consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice or the taking of any other action with respect to, any federal or Delaware state Governmental Authority is required on the part of the SUBI Trustee in connection with the execution, delivery and performance by the SUBI Trustee of the Origination Trust Agreement, the Servicing Agreement, the Transaction SUBI Servicing Supplement and this Transaction SUBI Supplement.

(e) Location of Records. The office where the SUBI Trustee keeps its records concerning the transactions contemplated hereby is located at 190 South LaSalle Street, 7th Floor, Mail Code MK-IL-SL7R, Chicago, Illinois 60603.

Section 11.7 Merger and Consolidation of Origination Trustees. Each Origination Trustee shall give notice to the Transferor and the Administrator within a reasonable time after affecting any merger, consolidation, or other transaction set forth in Section 6.5 of the Origination Trust Agreement.

PART XII

ASSIGNMENT OF THE TRANSACTION SUBI

Section 12.1 Assignment.

The parties to this Transaction SUBI Supplement hereby acknowledge and consent to the mortgage, pledge, assignment and Grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all of the Issuer’s rights hereunder and the Transaction SUBI. The parties to this Transaction SUBI Supplement hereby acknowledge and consent to (i) the sale from VCI to the Transferor and (ii) the sale from the

6	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

Transferor to the Issuer of the Transaction SUBI Portfolio and the Transaction SUBI Certificate. In addition, the parties to this Transaction SUBI Supplement hereby acknowledge and agree that for so long as the Notes are outstanding, the Indenture Trustee will have the right to exercise all rights, remedies, powers, privileges and claims of the Issuer under this Transaction SUBI Supplement in the event that the Issuer shall fail to exercise the same; provided, however, that after the occurrence of an Indenture Default, the Indenture Trustee alone will have the right to exercise such rights, remedies, powers, privileges and claims.

PART XIII

MISCELLANEOUS PROVISIONS

Section 13.1 Amendment, Etc.

(a) Notwithstanding Section 9.1 of the Origination Trust Agreement, the Origination Trust Agreement, as supplemented by this Transaction SUBI Supplement, to the extent that it deals solely with the Transaction SUBI, the Transaction SUBI Portfolio and the Transaction SUBI Certificate, may be amended in accordance with this Section 13.1.

(b) Any term or provision of the Origination Trust Agreement or this Transaction SUBI Supplement may be amended by the Initial Beneficiary, without the consent of any other Person subject to satisfaction of one of the following conditions: (i) the Initial Beneficiary or the Servicer delivers an Officer’s Certificate or an Opinion of Counsel to the Indenture Trustee and the Origination Trustees to the effect that such amendment will not materially and adversely affect the interests of the Noteholders or (ii) the Rating Agency Condition is satisfied with respect to such amendment. Without limiting the foregoing and subject to clause (c) below, any term or provision of this Agreement may be amended by the Transferor with the consent of Noteholders evidencing not less than a majority of the Outstanding Note Amount, voting as a single class. Notwithstanding the foregoing, any amendment that materially and adversely affects the interests of the Origination Trustees, the Indenture Trustee or the Owner Trustee shall require the prior written consent of the Persons whose interests are materially and adversely affected.

(c) Notwithstanding anything herein to the contrary, no amendment shall (i) reduce the interest rate or principal amount of any Note, or delay the Final Scheduled Payment Date of any Note without the consent of the Holder of such Note, or (ii) reduce the percentage of the Outstanding Note Amount, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the Outstanding Note Amount which were required to consent to such matter before giving effect to such amendment.

(d) It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.

(e) Prior to the execution of any amendment to this Transaction SUBI Supplement, the Initial Beneficiary shall provide each Rating Agency with written notice of the substance of such amendment. No later than 10 Business Days after the execution of any amendment to this Transaction SUBI Supplement, the Initial Beneficiary shall furnish a copy of such amendment to each Rating Agency, the Origination Trustees, the Owner Trustee and the Indenture Trustee.

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(f) Prior to the execution of any amendment to this Transaction SUBI Supplement, the Owner Trustee, the Indenture Trustee and the Origination Trustees shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Origination Trust Agreement or this Transaction SUBI Supplement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

Section 13.2 Governing Law.

THIS TRANSACTION SUBI SUPPLEMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

Section 13.3 Notices.

All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as set forth in Schedule II to the Indenture or at such other address as shall be designated in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

Section 13.4 Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Transaction SUBI Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Transaction SUBI Supplement and shall in no way affect the validity or enforceability of the other provisions of this Transaction SUBI Supplement or of the Transaction SUBI Certificate or the rights of the holder thereof. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Transaction SUBI Supplement invalid or unenforceable in any respect.

Section 13.5 Effect of Transaction SUBI Supplement on Origination Trust Agreement and Transaction Documents.

(a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Origination Trust Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the obligations of the parties under the Origination Trust Agreement, as the context may require. In the event of any conflict between the provisions of this Transaction SUBI Supplement and the Origination Trust Agreement with respect to the Transaction SUBI, the provisions of this Transaction SUBI Supplement shall prevail.

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(b) For purposes of determining the parties’ obligations under this Transaction SUBI Supplement with respect to the Transaction SUBI, general references in the Origination Trust Agreement to: (i) the SUBI Portfolio shall be deemed to refer more specifically to the Transaction SUBI Portfolio; (ii) the SUBI Supplement shall be deemed to refer more specifically to this Transaction SUBI Supplement; and (iii) the SUBI Servicing Agreement Supplement shall be deemed to refer more specifically to the Transaction SUBI Servicing Supplement.

Section 13.6 Each SUBI Separate; Assignees of SUBI.

Each party hereto acknowledges and agrees (and each holder or pledgee of the Transaction SUBI Certificate, by virtue of its acceptance of such Transaction SUBI Certificate or pledge thereof acknowledges and agrees) that (a) the Transaction SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Transaction SUBI or the Transaction SUBI Portfolio shall be enforceable against the Transaction SUBI Portfolio only and not against any Other SUBI Assets or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any Other SUBI, any Other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such Other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against the Transaction SUBI or the Transaction SUBI Portfolio, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any Other SUBI shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Transaction SUBI, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Transaction SUBI or the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any Other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any Other SUBI or any SUBI Assets other than the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the Transaction SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Transaction SUBI or the Transaction SUBI Certificate, must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any Other SUBI or Other SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio.

Section 13.7 No Petition; Release of Claims.

With respect to each Bankruptcy Remote Party, each party hereto (and each holder and pledgee of the Transaction SUBI Certificate, by virtue of its acceptance of such Transaction SUBI Certificate or pledge thereof) covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Financing, (i) such party shall not authorize such Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect

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to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party shall not commence or join with any other Person in commencing any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

Section 13.8 Tax Matters.

Each of the Initial Beneficiary, the UTI Trustee, the Delaware Trustee, the SUBI Trustee and any holder or pledgee of the Transaction SUBI Certificate (including the Issuer and the Indenture Trustee, respectively) agree that for federal, state and local income, franchise and/or value added tax purposes it shall not treat this Transaction SUBI Supplement as creating or constituting a trust, partnership, association taxable as a corporation or any other type of separate entity (and will report for such purposes in a consistent manner therewith). Instead, each of such parties agrees, and will consistently report, that for federal, state and local income, franchise and/or value added tax purposes the Origination Trust holds the Transaction SUBI Portfolio and each asset therein as a mere agent of the Issuer, as holder of the Transaction SUBI Certificate. Each such party further agrees that the Origination Trust is acting as holder of record title to the Transaction SUBI Portfolio, including the Transaction Vehicles, solely for the benefit of, and as agent and nominee of, the Issuer, as holder of the Transaction SUBI Certificate, and shall not hold itself out or act in a manner inconsistent with it acting merely as agent and nominee.

Section 13.9 ENTIRE AGREEMENT.

THIS TRANSACTION SUBI SUPPLEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 13.10 Submission to Jurisdiction; Waiver of Jury Trial.

Each of the parties hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or Proceeding relating to this Transaction SUBI Supplement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

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(b) consents that any such action or Proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or Proceeding in any such court or that such action or Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 13.3 of this Transaction SUBI Supplement;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, Proceeding or counterclaim based on, or arising out of, under or in connection with this Transaction SUBI Supplement, any other Transaction Document, or any matter arising hereunder or thereunder.

Section 13.11 Form 10-D Filings. So long as the Transferor is filing Exchange Act Reports with respect to the Issuer, no later than each Payment Date, the Origination Trustees shall notify the Transferor of any Form 10-D Disclosure Item with respect to the Origination Trustees, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Transferor.

Section 13.12 Form 8-K Filings. So long as the Transferor is filing Exchange Act Reports with respect to the Issuer, the Origination Trustees shall promptly notify the Transferor, but in no event later than five (5) Business Days after its occurrence, of any Reportable Event of which a Responsible Officer of the Origination Trustees has actual knowledge (other than a Reportable Event described in clause (a) or (b) of the definition thereof as to which the Transferor or the Servicer has actual knowledge). The Origination Trustees shall be deemed to have actual knowledge of any such event to the extent that it relates to the Origination Trustees in their individual capacity or any action by the Origination Trustees under this Transaction SUBI Supplement or the Origination Trust Agreement.

Section 13.13 Indemnification. (a) U.S. Bank and/or Wilmington Trust Company, as applicable, shall indemnify the Transferor, each Affiliate of the Transferor or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i) (A) any untrue statement of a material fact contained in any information provided in writing by U.S. Bank or Wilmington Trust Company to the Transferor or its affiliates under Sections 13.11 or 13.12 (such information, the “Provided Information”), or (B) the omission to

11	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

state in the Provided Information a material fact required to be stated in the Provided Information, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the related information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Provided Information or any portion thereof is presented together with or separately from such other information; or

(ii) any failure by U.S. Bank or Wilmington Trust Company to deliver any information, report, or other material when and as required under Sections 13.11 or 13.12.

(b) In the case of any failure of performance described in clause (a)(ii) of this Section, U.S. Bank and/or Wilmington Trust Company, as applicable, shall promptly reimburse the Transferor for all costs reasonably incurred in order to obtain the information, report or other material not delivered as required by U.S. Bank or Wilmington Trust Company.

(c) Notwithstanding anything to the contrary contained herein, in no event shall U.S. Bank or Wilmington Trust Company be liable for special, indirect or consequential damages of any kind whatsoever, including but not limited to lost profits, even if U.S. Bank or Wilmington Trust Company has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 13.14 Several Obligations. The obligations of U.S. Bank, Wilmington Trust Company and the Origination Trustees under Sections 13.11, 13.12 and 13.13 above are separate and not joint obligations of each such Person, and in no event shall such Persons have any liability for the acts or omissions of any other Person.

Section 13.15 Information to Be Provided by the SUBI Trustee, the UTI Trustee and the Administrative Trustee. The SUBI Trustee, the UTI Trustee and the Administrative Trustee (collectively, the “Titling Trust Trustees”) shall provide the Seller and the Servicer (each a “VW Party” and collectively, the “VW Parties”) with (i) notification, as soon as practicable and in any event within five Business Days, of all demands communicated (other than by a VW Party) to a Responsible Officer of a Titling Trust Trustee for the repurchase or replacement of the beneficial interest in any Transaction Unit pursuant to Section 2.3(c) of the SUBI Sale Agreement and (ii) promptly upon written request by a VW Party, any other information reasonably requested by a VW Party in a Titling Trust Trustee’s possession and that can be provided to the VW Parties without unreasonable effort or expense to facilitate compliance by the VW Parties with Rule 15Ga-1 under the Exchange Act. In no event shall a Titling Trust Trustee have (i) any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB or with any VW Parties’ compliance with the Exchange Act or Regulation AB or (ii) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities in respect of the Basic Documents or the transactions contemplated thereby. A demand does not include general inquiries, including investor inquiries, regarding asset performance or possible breaches of representations or warranties.

12	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

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13	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Transaction SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

VW CREDIT, INC.,
as Settlor and Initial Beneficiary

By:
Name:
Title:

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Trustee, UTI Trustee [and SUBI Trustee]

By:
Name:
Title:

S-1	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

Wilmington Trust Company, acting in its capacity as Delaware Trustee, hereby acknowledges its agreement to be bound by the provisions set forth in Sections 13.11, 13.12 and 13.13 of this Transaction SUBI Supplement.

WILMINGTON TRUST COMPANY,
as Delaware Trustee

By:
Name:
Title:

S-2	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

SCHEDULE 1

Transaction SUBI Supplement

20[     ]-[     ]

DESCRIPTION OF TRANSACTION UNITS

[delivered electronically to the Indenture Trustee]

I-1	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

EXHIBIT A

FORM OF TRANSACTION SUBI CERTIFICATE

VW CREDIT LEASING, LTD.

TRANSACTION SPECIAL UNIT OF BENEFICIAL INTEREST 20[     ]-[     ]

CERTIFICATE

evidencing an exclusive undivided 100% beneficial ownership interest in all Transaction SUBI Assets (as defined below).

(This Certificate does not represent an obligation of, or an interest in, VW Credit, Inc. or any of its affiliates (other than the Origination Trust (as defined below)).)

Number Transaction SUBI-20[     ]-[     ]

THIS CERTIFIES THAT                     is the registered owner of a 100% nonassessable, fully-paid, exclusive undivided interest in the Transaction SUBI Portfolio (such interest, a “Transaction SUBI”) of VW Credit Leasing, Ltd., a Delaware statutory trust (the “Origination Trust”) formed by VW Credit, Inc., a Delaware corporation, as settlor (“VCI” or, in its capacity as settlor thereunder, and, together with any successor or assign, the “Settlor”), Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the “Delaware Trustee”), and U.S. Bank National Association (f/k/a U.S. Bank Trust National Association), as administrative trustee (the “Administrative Trustee”) and UTI trustee (the “UTI Trustee”). The Origination Trust was created pursuant to a Trust Agreement dated as of June 2, 1999 (as modified, supplemented, or amended from time to time, the “Agreement”) among VCI as the Settlor and as the sole initial beneficiary (in such capacity, and, together with any successor or permitted assign, the “Initial Beneficiary”), the UTI Trustee, the Administrative Trustee and the Delaware Trustee, as supplemented for purposes hereof by that certain Transaction SUBI Supplement 20[     ]-[     ] to Origination Trust Agreement dated as of [ ], [ ] (as amended, modified or supplemented from time to time, the “Transaction SUBI Supplement”) among the Settlor, the Initial Beneficiary, the UTI Trustee, the Administrative Trustee and U.S. Bank National Association, as the SUBI Trustee (the “SUBI Trustee”; together with the UTI Trustee, the Administrative Trustee and the Delaware Trustee, the “Origination Trustees”). To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

This Certificate is the duly authorized certificate issued under the Agreement and the Transaction SUBI Supplement and is designated as “VW Credit Leasing, Ltd. Transaction Special Unit of Beneficial Interest 20[ ]-[ ] Certificate” (the “Transaction SUBI Certificate”). This Transaction SUBI Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Transaction SUBI Supplement, to which Agreement the holder of this Transaction SUBI Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Also to be issued under the Agreement are various other series of Certificates, the first designated as “VW Credit Leasing, Ltd. Undivided Trust Interest Certificates” (the “Undivided Trust Interest Certificates”), and the others each designated as

A-1	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

“VW Credit Leasing, Ltd. Special Unit of Beneficial Interest Certificates” (the “SUBI Certificates” and, together with the Undivided Trust Interest Certificates, the “Certificates”). The Undivided Trust Interest Certificates, taken together, evidence an exclusive undivided interest in the assets of the Origination Trust, other than SUBI Assets (each as defined in the Agreement); each other series of SUBI Certificates, taken together, will evidence an exclusive undivided interest in a separate SUBI Portfolio other than the Transaction SUBI Portfolio.

The Certificates do not represent an obligation of, or an interest in, the Settlor, any Origination Trustee or any of their respective affiliates (other than the Origination Trust). A copy of the Agreement may be examined during normal business hours at the principal office of the Settlor or any Origination Trustee, and at such other places, if any, designated by the Settlor or any Origination Trustee, by the holder hereof upon request.

By accepting this Certificate, the holder hereof releases (or fully subordinates, but only to the extent such release is not given effect) any claim in respect of this Certificate to any proceeds or assets of the Origination Trust and to all of the assets of the Origination Trust other than those from time to time included within the Transaction SUBI Portfolio (the “Transaction SUBI Assets”) and those proceeds or assets derived from or earned by the Transaction SUBI Assets.

Prior to due presentation of this Certificate for registration of a permitted transfer, the Origination Trustees, the certificate registrar and any of their respective agents may treat the Person or entity in whose name this Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Agreement, neither the Origination Trustees, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

The holder of this Certificate covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Origination Trust, any Special Purpose Entity, or any general partner of any Special Purpose Entity that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceedings under any federal or state bankruptcy or similar law.

No bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceedings under any federal or state bankruptcy, insolvency or similar law shall be instituted by the Origination Trust without the unanimous consent of all Origination Trustees and Certificateholders hereunder. A SUBI Trustee shall not so consent unless directed to do so by the holder of the applicable SUBI, and the Delaware Trustee shall not so consent unless directed to do so by all of the Certificateholders.

Unless this Certificate shall have been executed by an authorized officer of the Administrative Trustee and the SUBI Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

A-2	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

IN WITNESS WHEREOF, the Administrative Trustee and the SUBI Trustee on behalf of the Origination Trust and not in their individual capacities have caused this Transaction SUBI Certificate to be duly executed.

Dated:	VW CREDIT LEASING, LTD.

	By:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Administrative Trustee and SUBI Trustee

By:
Authorized Officer

A-3	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement